SUPPLEMENT DATED JUNE 30, 2023
TO THE PROSPECTUS AND INITIAL SUMMARY PROSPECTUS
EACH DATED MAY 1, 2023

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A
Fixed and Variable Deferred Annuity Contracts
Potentia
®

This supplement updates certain information in the most recent prospectus and initial summary prospectus (together, the “Prospectus”). You should read this supplement in conjunction with your Prospectus and retain it for future reference. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.
Under the “
Important Information You Should Consider About the Contract
” section:

☐	In the “ Ongoing Fees and Expenses (annual charges) ” section of the “ FEES AND EXPENSES ” table, the following changes are made:

o	The minimum fee shown for Investment Options is 0.20%.

o	The Lowest Annual Cost is $1,678.
In the “
Fee Tables
” section in the prospectus and the “
Additional Information About Fees
” section in the initial summary prospectus, the following changes are made:

☐	In the “ Annual Fund Expenses ” table, the minimum Annual Fund Expenses is 0.20%.

☐	In the “ Examples ” section, the following replaces the minimum expense examples:
The second set of examples assumes the least expensive combination of annual Contract expenses and annual Fund expenses. Based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,678	$5,206	$8,979	$19,596

(2)	If you annuitize your Contract or you do not surrender your Contract:

1 Year	3 Years	5 Years	10 Years
$1,678	$5,206	$8,979	$19,596
You should read the Fund prospectus for more detailed information about the Fund. The Fund prospectus may be obtained by vising our website at
https://www.corebridgefinancial.com/rs/prospectus-and-reports/annuities or by calling us at
1-800-448-2542.
Please keep this supplement with your Prospectus.